EXHIBIT 10.8

AMENDMENT NO. 2

TO THE

M&T BANK CORPORATION SUPPLEMENTAL  RETIREMENT  SAVINGS PLAN

(January 1, 2013 Restatement)

Manufacturers and Traders Trust Company (“Company”) hereby adopts this Amendment No. 2 to the M&T Bank Corporation Supplemental Retirement Savings Plan (January 1, 2013 Restatement) (“SRSP”).

WITNESSETH

WHEREAS, under Section 8.1, the Company may amend the SRSP; and WHEREAS, by Amendment No. 1, the Company amended the SRSP to allow participants to change their election of the form of distribution of their Post-2004 Account

Balance; and

WHEREAS, Amendment No. 1 allowed participants to revoke a change of their election of the form of distribution, which ability to revoke could potentially result in operational errors under regulations issued under Code Section 409A; and

WHEREAS, the Company wishes to adopt this Amendment No. 2 to eliminate the ability to revoke changes in elections, and to clarify the instances in which an election change is void due to a Separation from Service within one year after the change is made; and

WHEREAS, nothing in this Amendment No. 2 applies to payment of the Participant’s Grandfathered Account Balance.

NOW, THEREFORE, the SRSP is amended as follows, effective for election changes made after April 19, 2016 (the date Amendment No. 1 was signed).

FIRST AND ONLY CHANGE

Section 3.3(d), as added by Amendment No. 1, is revised to read as follows:

“(d)Notwithstanding subsection (c), a Participant who elected (or is deemed to have elected) to have any portion of his Post-2004 Account Balance paid as a lump sum may change that election to have such portion of his Post- 2004 Account Balance paid in annual installments over 5 or 10 years, subject to the following:

(1)The election change must be made at least one year before the lump sum is scheduled to be paid.

(2)If the Participant's original payment election was to receive a lump sum (A) upon Separation from Service, or (B) upon the earlier of a specified age or date and Separation from Service, then the election change is void and does not take effect if the Participant has a Separation from Service within one year after the election change is made.

(3)Installment payments will begin five years after the lump sum was scheduled to be paid.

(4)Election changes are irrevocable, and a lump sum election cannot be reinstated under any circumstances.”

IN WITNESS WHEREOF, Manufacturers and Traders Trust Company has caused this Amendment No. 2 to be executed by its duly authorized officer.

WITNESS:MANUFACTURERS AND TRADERS

TRUST COMPANY

/s/ Joseph RizzutoBy:    /s/ Ann Marie Odrobina

Group Vice President

Date:  August 14, 2017